                                                        Exhibit 23.1




                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the inclusion of our reports dated February 21, 1997, included in Amendment No. 5 to Form 10-K/A for the year ended December 31, 1996 in this Form S-4 of Coventry Corporation.



                                                     ARTHUR ANDERSEN LLP


Nashville, Tennessee
February 5, 1998